SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 21, 2000




                              FLORIDAFIRST BANCORP
                    -----------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                      000-25693            59-3545582
----------------------------            -------------------   --------------
(State or other jurisdiction               (File No.)         (IRS Employer
     of incorporation)                                        Identification
                                                                  Number)


205 East Orange Street, Lakeland, Florida                      33801-4611
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:          (863) 688-6811
                                                             --------------



                                 Not Applicable
                  -------------------------------------------
          (Former name or former address, if changed since last Report)

                              FLORIDAFIRST BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.           Other Events
                  ------------

         On July 21, 2000, FloridaFirst Bancorp (the "Company"), the stock holding company of FloridaFirst Bank, Lakeland, Florida, (the "Bank") entered into plans of conversion and reorganization (the "Plans") from a mutual holding company form of organization to a full stock corporation. Public stockholders currently own 43% of the Company and the remaining 57% is owned by FloridaFirst Bancorp, MHC.

         A copy of the Plans and the Press Release relating to the announcement of the transaction are filed as an exhibit to this Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  -----------------------------------------

                  (c)      Exhibits.

                           99. Plan of Conversion and Reorganization of FloridaFirst Bancorp, MHC and Plans of Merger between FloridaFirst Bancorp, MHC, FloridaFirst Bancorp and FloridaFirst Bank.

                           99.1     Press Release dated July 24, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          FLORIDAFIRST BANCORP



Date: July 25, 2000                   By: /s/Gregory C. Wilkes
                                          --------------------------------------
                                          Gregory C. Wilkes
                                          President and Chief Executive Officer